Virtus Global Infrastructure Fund,

a series of Virtus Opportunities Trust

Supplement dated September 30, 2016 to the

Summary and Statutory Prospectuses dated January 28, 2016

Important Notice to Investors

Effective October 1, 2016, the fund’s primary benchmark is the FTSE Developed Core Infrastructure 50/50 Index (net) (“FTSE 50/50”). The FTSE 50/50 is a broad-based index representing infrastructure and infrastructure-related listed securities in developed markets. The fund believes that the FTSE 50/50 Index provides a better measure for the fund’s performance in light of the fund’s focus on infrastructure companies. The fund will no longer use the S&P 500® Index as its broad-based index for performance comparisons. Additionally, beginning October 1, 2016, performance of the Global Infrastructure Linked Benchmark will consist of the FTSE 50/50. Also effective October 1, 2016, the fund is adding the MSCI World Infrastructure Sector Capped Index (net) (“MSCI WISC”) as a secondary index by which to measure the fund’s performance. The MSCI WISC is a broad-based index representing global infrastructure and infrastructure-related listed securities.

Additional Information About the New Indexes

The FTSE Developed Core Infrastructure 50/50 Index (net) is a free float-adjusted market capitalization weighted index that gives participants an industry-defined interpretation of developed market infrastructure companies and adjusts the exposure to certain infrastructure subsectors. The constituent weights are 50% Utilities, 30% Transportation (including capping of 7.5% for railroads/railways), and a 20% mix of other sectors including pipelines, satellites, and telecommunication towers. The MSCI World Infrastructure Sector Capped Index (net) is a market capitalization weighted index that measures performance of global infrastructure companies by capturing broad and diversified opportunities across telecommunication, utilities, energy, transportation, and social infrastructure sectors. The telecommunication infrastructure and utilities sectors each represent one-third of the index weight, while energy, transportation and social infrastructure sectors have a combined weight of the remaining one-third of the index. The FTSE Developed Core Infrastructure 50/50 Index (net) and the MSCI World Infrastructure Sector Capped Index (net) are each calculated on a total return basis with net dividends reinvested. The indexes are unmanaged and not available for direct investment.

Investors should retain this supplement with the

Prospectuses for future reference.

VOT 8020 GlobalInfrastructureBenchmark (9/2016)